Fees Summary	Sep. 16, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 481.58
Total Fee Amount	481.58
Total Transaction Valuation	3,145,494.00
Total Offset Amount	0.00
Net Fee	$ 0.00